UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2024 (August 12, 2024)

CANTOR EQUITY PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42250	98-1576482
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A ordinary shares, par value $0.0001 per share	CEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 14, 2024, Cantor Equity Partners, Inc. (the “Company”) consummated its initial public offering (the “IPO”) of 10,000,000 Class A ordinary shares, par value of $0.0001 per share (the “Shares”). The Shares were sold at a price of $10.00 per Share, generating gross proceeds to the Company of $100,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-280230) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 14, 2024 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated August 12, 2024 by and among the Company, Cantor Fitzgerald & Co. (“CF&Co.”), as representative of the several underwriters, and the qualified independent underwriter named therein, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Business Combination Marketing Agreement, dated August 12, 2024, by and between the Company and CF&Co., a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

●	A Letter Agreement, dated August 12, 2024, by and among the Company, its officers, its directors and Cantor EP Holdings, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated August 12, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated August 12, 2024, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Expense Advance Agreement, dated August 12, 2024, by and between the Company and the Sponsor (the “Expense Advance Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Shares Purchase Agreement, dated August 12, 2024, by and between the Company and the Sponsor (the “Private Placement Shares Purchase Agreement”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	A Promissory Note, dated August 12, 2024, issued to the Sponsor at the closing of the IPO pursuant to the Expense Advance Agreement in connection with working capital loans to be made by the Sponsor to the Company, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated August 12, 2024, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	A Promissory Note, dated August 12, 2024, issued to the Sponsor at the closing of the IPO in connection with loans to be made by the Sponsor to the Company in connection with certain redemption events as further described therein, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Shares Purchase Agreement, the Company completed the private sale to the Sponsor of 300,000 Class A ordinary shares (the “Private Placement Shares”) at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $3,000,000. The Private Placement Shares are identical to the Shares sold in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Shares (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 12, 2024, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles”) with the Assistant Registrar of Companies of the Cayman Islands, effective the same day. The terms of the Memorandum and Articles are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Memorandum and Articles is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $100,000,000, comprised of certain proceeds from the IPO and the sale of the Private Placement Shares, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (other than excise tax), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Memorandum and Articles (a) to modify the substance or timing of the Company’s obligation to allow redemptions as described in the Registration Statement or (b) with respect to any other provision relating to shareholders’ rights or pre-business combination activity, and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, or by such earlier or later liquidation date as the board of directors or shareholders may approve, subject to applicable law.

On August 12, 2024, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 14, 2024, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

On August 14, 2024, the underwriters in the IPO informed the Company that the over-allotment option would not be exercised. As a result, 375,000 Class B ordinary shares of the Company were surrendered by the Sponsor in order for the Company’s initial shareholders to maintain ownership of 20.0% of the issued and outstanding shares of the Company (excluding the Private Placement Shares held by the Sponsor). Such surrendered shares were cancelled by the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 14, 2024, by and among the Company, CF&Co., as representative of the several underwriters, and the qualified independent underwriter named therein.
1.2	Business Combination Marketing Agreement, dated August 14, 2024, by and between the Company and CF&Co.
3.1	Amended and Restated Memorandum and Articles of Association.
10.1	Letter Agreement, dated August 14, 2024, by and among the Company, its officers, its directors and the Sponsor.
10.2	Investment Management Trust Agreement, dated August 14, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated August 14, 2024, by and between the Company and the Sponsor.
10.4	Expense Advance Agreement, dated August 14, 2024, by and between the Company and the Sponsor.
10.5	Private Placement Shares Purchase Agreement, dated August 14, 2024, by and between the Company and the Sponsor.
10.6	Promissory Note, dated August 14, 2024, issued to the Sponsor pursuant to the Expense Advance Agreement.
10.7	Administrative Services Agreement, dated August 14, 2024, by and between the Company and the Sponsor.
10.8	Promissory Note, dated August 14, 2024, issued to the Sponsor.
99.1	Press Release, dated August 12, 2024.
99.2	Press Release, dated August 14, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTOR EQUITY PARTNERS, INC.

	By:	/s/Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chief Executive Officer

Dated: August 14, 2024

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